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                                                                    EXHIBIT 23.3

                     CONSENT OF LANE GORMAN TRUBITT, L.L.P.

We consent to the incorporation by reference in this Registration Statement of Clark/Bardes Holdings, Inc. on Form S-8 of our report dated February 7, 1997, with respect to the Financial Statements of Clark/Bardes Inc. which appears in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-56799) and the related Prospectus of Clark/Bardes Holdings, Inc.



                                             /s/ LANE GORMAN TRUBITT, L.L.P.

                                             LANE GORMAN TRUBITT, L.L.P.





Dallas, Texas
November 30, 1998